Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0579%


        Excess Protection Level
        3 Month Average   5.22%
          June, 1998   4.78%
          May, 1998   4.96%
          April, 1998   5.92%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,536,555,660.02